                                                                    EXHIBIT 10.6
                           ASSET PURCHASE AGREEMENT
                           ------------------------


     This is an Asset Purchase Agreement dated as of December 18, 1997 (this "Agreement"), between (i) MINING TECHNOLOGIES, INC. ("Purchaser"), a Kentucky corporation and a wholly owned subsidiary of AEI HOLDING COMPANY, INC. ("Holdco"), a Delaware corporation, and (ii) ADDINGTON ENTERPRISES, INC., a Kentucky corporation ("Seller").

                                   RECITALS
                                   --------

     A. Seller is engaged in the business of manufacturing coal mining equipment.

     B. Seller wishes to sell, and Purchaser wishes to purchase, upon the terms and conditions set forth in this Agreement, Seller's intellectual property and certain other assets owned by Seller.

     NOW, THEREFORE, in consideration of the mutual benefits and covenants contained herein, and subject to the terms and conditions set forth herein, the Parties agree as follows:

                                   Article 1
                                  Definitions
                                  -----------

     1.1  Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a)  "Acquired Assets" shall have the meaning given in Section 2.1(a).

          (b) "Acquisition Documents" shall mean this Agreement and the Other Agreements, collectively.

          (c) "Affiliate" shall mean (i) a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is controlled by a Person that controls, a Party to this Agreement; (ii) any trust or estate in which a Party to this Agreement has a beneficial interest or as to which a Party to this Agreement serves as a trustee or in another fiduciary capacity.

          (d)  "Aggregate Basket" shall have the meaning given in Section 10.4.

          (e)  "Asset Leases" shall have the meaning given in Section 3.4.

          (f) "Assignment of Contracts" shall mean the Assignment of Contracts, substantially in the form attached hereto as Annex 1.1(f), pursuant to which Seller shall assign to Purchaser the contracts listed on Schedule 2.1(a)(2).

          (g) "Assumed Liabilities" shall have the meaning given in Section 2.4(a).

          (h) "Bill of Sale" shall mean the Bill of Sale, substantially in the form attached hereto as Annex 1.1(h), pursuant to which Seller shall transfer the Acquired Assets to Purchaser.

          (i)  "Business Days" shall have the meaning given in Section 1.3(h).

          (j)  "Charges" shall have the meaning given in Section 3.4.

          (k) "Closing" shall mean the consummation of the transactions contemplated in this Agreement in accordance with the provisions of Article 9.

          (l) "Closing Date" shall mean January 2, 1998, or such other date to which the Parties may mutually agree.

          (m) "Deed" shall mean the General Warranty Deed substantially in the form attached hereto as Annex 1.1(m), pursuant to which Seller shall convey to Purchaser the parcels of Real Property that are listed on Schedule 2.1(a)(3).

          (n)  "DOJ" shall mean the United States Department of Justice.

          (o)  "Environmental Laws "shall have the meaning given in Section
3.11.

          (p)  "FTC" shall mean the United States Federal Trade Commission.

          (q)  "Guaranty Agreement" shall have the meaning given in Section 6.5.

          (r)  "Hazardous Material" shall have the meaning given in Section
3.11.

          (s)  "HSR Act" shall mean the Hart-Scott-Rodino Act, as amended.

          (t) "Intellectual Property" shall mean trade names, trademarks, service marks, copyrights, pending or issued registrations for any of the foregoing, patents and patent applications, unpatented inventions, trade secrets and other confidential or proprietary information, computer programs, processes, formulas and methods.

          (u) "Leased Tangible Assets" shall have the meaning given in Section 3.4.

          (v) "Liabilities" shall mean all accounts payable, notes payable, liabilities, commitments, indebtedness or obligations of any kind whatsoever, whether absolute, accrued, contingent, matured or unmatured, direct or indirect, known or unknown, of Seller to which any of the Acquired Assets are subject.

          (w) "Line of Credit" shall mean that line of credit established by NationsBank of Texas, N.A. on behalf of Holdco, pursuant to the terms of that certain Credit Agreement dated November 11, 1997.

          (x)  "Loss" shall have the meaning given in Section 10.2.

          (y) "Material" (whether or not capitalized) shall include any matter which might influence a reasonable purchaser's decision to consummate the transactions contemplated herein.

          (z) "Non-Compete Agreement" shall mean the Non-Competition Agreement, in the form attached hereto as Annex 1.1(z), to be entered into by Purchaser, Seller, and Larry Addington at the Closing.

          (aa) "Notices" shall have the meaning given in Section 12.1.

          (bb) "Other Agreements" shall mean the Assignment of Contracts, the Bill of Sale, the Guaranty Agreement, the Deed, the Non-Compete Agreement and all other agreements, certificates, opinions, instruments or documents contemplated by, required by or referred to in, this Agreement for the consummation of the transactions contemplated hereby.

          (cc) "Owned Tangible Assets" shall have the meaning given in Section 3.4.

          (dd) "Parties" shall mean Purchaser and Seller, collectively.

          (ee) "Person" shall mean any person, firm, trust, partnership, corporation or other business entity.

          (ff) "Purchase Price" shall have the meaning given in Section 2.2.

          (gg) "Real Property" shall have the meaning given in Section
2.1(a)(3).

          (hh) "Rules" shall have the meaning given in Section 11.4.

          (ii) "Seller's Intellectual Property" shall have the meaning given in
Section 3.7.

          (jj) "Senior Notes" shall mean the Senior Notes issued by Holdco pursuant to the terms of that certain Indenture, dated November 12, 1997, among Holdco, Tennessee Mining, Inc., Addington Mining, Inc., Ikerd-Bandy Co., Inc. and IBJ Schroder Bank & Trust Company.

          (kk) "Single Event Basket" shall have the meaning given in Section
10.4.

          (ll) "Tangible Assets" shall mean the Leased Tangible Assets and the Owned Tangible Assets, collectively.

          (mm) "Transferred Employees" shall have the meaning given in Section 2.7.

          (nn) "WARN Act" shall have the meaning given in Section 2.7.

     1.2  Additional Terms.  Other capitalized terms used in this Agreement but
          ----------------
not defined in Section 1.1 above shall have the meanings ascribed to them wherever such terms first appear in this Agreement, or, if no meanings are so ascribed, the meanings customarily associated with such terms in the coal mining industry.

     1.3  Rules of Interpretation.
          -----------------------

          (a) The singular includes the plural and the plural includes the singular.

          (b)  The word "or" is not exclusive.

          (c) A reference to a Person includes its permitted successors and permitted assigns.

          (d)  The words "include," "includes" and "including" are not limiting.

          (e) A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

          (f) References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

          (g) The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

          (h) References to "days" shall mean calendar days, unless the term "Business Days" shall be used. "Business Days" shall mean all days other than any Saturday, Sunday or legal holiday in Ashland, Kentucky. References to a time of day shall mean such time in Ashland, Kentucky.

          (i) The Acquisition Documents are the result of negotiations among, and have been reviewed by, Purchaser and Seller. Accordingly, the Acquisition Documents shall be deemed to be the product of all Parties thereto, and no ambiguity shall be construed in favor of or against any Party.

                                   Article 2
                               Purchase and Sale
                               -----------------

     2.1  Purchase of the Assets.
          ----------------------

          (a)  Acquired Assets.  Subject to the terms and conditions of this
               ---------------
Agreement, Seller hereby agrees to sell, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase the following assets (collectively, the "Acquired Assets"): (1) the assets listed in Schedule 2.1(a)(1); (2) all right, title and interest of Seller under the contracts listed on Schedule 2.1(a)(2);
(3) the real property described in Schedule 2.1(a)(3) (the "Real Property"); (4) Seller's Intellectual Property listed on Schedule 2.1(a)(4); and (5) any of the following assets (insofar as they are a part of Seller's Mining Technologies Division) produced or acquired after the date of this Agreement and before the Closing Date: (i) production fees (arising from contract mining arrangements) that have been earned, but not billed; (ii) net accounts receivable not transferred under the contracts listed on Schedule 2.1(a)(2); (iii) parts inventory; (iv) shop work-in-process; and (v) prepayments that are subject to legally effectual transfer to Purchaser.

          (b)  Excluded Assets.  Notwithstanding any other provision of this
               ---------------
Agreement to the contrary, the Acquired Assets shall not include any assets, properties, rights or interests of Seller which are not specified in Schedules 2.1(a)(1), (2), (3), and (4).

     2.2  Purchase Price.  The purchase price (the "Purchase Price") for the
          --------------
Acquired Assets shall be Fifty-One Million Dollars ($51,000,000.00), all of which shall be paid by Purchaser to Seller in cash in immediately available funds at the Closing.

     2.3  Allocation of Purchase Price.  The Purchase Price shall be allocated
          ----------------------------
among the Acquired Assets as the Parties may mutually agree for all purposes (including financial accounting and tax purposes). Purchaser and Seller shall report the transactions contemplated herein for all tax purposes in accordance with such allocation and, in any proceeding related to the determination of any tax, neither Purchaser nor Seller shall contend or represent that such allocation is not a correct allocation.

     2.4  Assumption of Liabilities.
          -------------------------

          (a) Subject to the terms and conditions of this Agreement, Purchaser shall assume the following liabilities (the "Assumed Liabilities"):

               (1) all obligations under the contracts listed in Schedule 2.1(a)(2) accruing after the Closing Date;

               (2) all liabilities or obligations of any nature, kind or description whatsoever, known or unknown, absolute, contingent or otherwise, which arise or accrue with respect to or are attributable to the ownership and operation of the Acquired Assets after the Closing Date; and

               (3) any liabilities incurred in the ordinary course of business after the date of this Agreement in relation to the acquisition or construction of the Acquired Assets.

          (b) Seller shall retain and be responsible for, and Purchaser shall have no responsibility for, all of Seller's liabilities or obligations other than the Assumed Liabilities.

     2.5  Adjustments.  The Parties shall prorate and allocate property and ad
          -----------
valorem taxes related to the Acquired Assets applicable to the year of Closing based on the period of time that each Party shall own such assets in the year of Closing.

     2.6  Transfer and Sales Taxes.  Seller shall pay any real property transfer
          ------------------------
taxes payable in connection with the conveyance hereunder. Purchaser shall pay all recording and other fees in connection therewith and shall also be responsible for all sales and use taxes payable in connection with the sale, transfer and assignment of the Acquired Assets to Purchaser.

     2.7  Employees of Seller.
          -------------------

          (a) At the Closing, Purchaser shall be obligated to offer employment to all persons employed by Seller in connection with the Acquired Assets. Those persons who accept offers of employment and become employees of Purchaser are referred to herein as the "Transferred Employees." Purchaser shall have no obligation to continue the employment of the Transferred Employees for any particular period of time after the Closing, subject only to the provisions of paragraph (b) of this Section 2.7.

          (b) The Parties shall comply with all applicable requirements under the Workers Adjustment Retraining and Notification Act (29 U.S.C. (S)2101 et
                                                                          --
seq.) (the "WARN Act").  Seller shall be responsible for any WARN Act violations
---
based on or arising from termination by Seller of its employees prior to, at or after the Closing. Purchaser shall be responsible for any WARN Act violations based on or arising from any termination of the Transferred Employees after the Closing. At the Closing, Seller shall provide to Purchaser a list of all employees or former employees terminated by Seller during the ninety (90) day period prior to the Closing. Purchaser represents and warrants that during the first ninety (90) days after the Closing it will not terminate any Transferred Employee whose termination would, in the aggregate with terminations by Seller during the ninety (90) day period prior to the Closing, result in a violation of the WARN Act. The Parties acknowledge and agree that Purchaser has not provided Seller with any notice of any present plans to take any action which would entitle any employee to notice required under the WARN Act, nor authorized Seller to provide such notice as agent of Purchaser.

          (c) Seller shall provide all notices to its employees and their dependents upon the termination of an employee's group health care coverage required by the Consolidated Omnibus Reconciliation Act of 1985, as amended, due to the termination of their employment, without regard to whether Purchaser rehires any or all of such employees. Seller specifically undertakes to provide any continuation coverage under COBRA elected by its employees whose employment is terminated in connection with the transactions contemplated by this Agreement and their dependents.

                                   Article 3
                   Representations and Warranties of Seller
                   ----------------------------------------

     Seller represents and warrants to Purchaser as follows:

     3.1  Organization.  Seller is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the Commonwealth of Kentucky, and has full corporate power and authority to own and lease the Acquired Assets, and to operate the Acquired Assets as and where such assets are currently operated.

     3.2  Authority.  Seller has full right, power, authority, and capacity to
          ---------
execute and deliver this Agreement and the Other Agreements, and to perform its obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements have been duly and validly executed by Seller and constitute valid and legally binding obligations of Seller, enforceable in accordance with their terms.

     3.3  Validity, Etc.
          --------------

          (a) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of their respective obligations and undertakings hereunder and thereunder by Seller will not: (i) violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (A) the articles of incorporation or bylaws of Seller; (B) any contract, agreement, arrangement or undertaking to which Seller is a party or by which it may be bound; (C) any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to Seller; or (D) any applicable law, ordinance, rule or regulation of any governmental body; (ii) result in the creation of any claim, lien, charge or encumbrance upon any of the Acquired Assets; (iii) terminate or cancel, or result in the termination or cancellation of, any agreement or undertaking which Purchasers shall acquire or assume pursuant to this Agreement. Other than in connection with the HSR Act, Seller does not need to give any notice to, make any filing with or obtain any authorization, consent or approval of, any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

          (b) The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement and the Other Agreements have been duly authorized by all requisite corporate action of Seller.

     3.4  Tangible Assets.  Schedule 2.1(a)(1) includes a correct and complete
          ---------------
list of the tangible assets to be transferred to Purchaser pursuant to this Agreement and accurately identifies whether such assets are owned or leased by Seller (all such owned tangible assets are collectively referred to as the "Owned Tangible Assets" and all such leased tangible assets are collectively referred to as the "Leased Tangible Assets"). On the Closing Date, Seller will have good and marketable title to the Owned Tangible Assets, free and clear of any claims, liens, charges, mortgages, security interests or encumbrances whatsoever ("Charges"), and, immediately following the consummation of the transactions at Closing, Purchaser will have good and marketable title thereto, free and clear of any Charges. Seller has good leasehold title to all Leased Tangible Assets, free and clear of all Charges, except charges related to the leases listed on Schedule 3.4 (the "Asset Leases"), and, immediately following the consummation of the transactions at Closing, Purchaser will have good leasehold title thereto, free and clear of any Charges, except charges related to the Asset Leases. The execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, will not result in the creation of any Charges on such Tangible Assets. No warranty or representation is made by the Seller, either express or implied, as to the condition of the Acquired Assets or as to their fitness for any particular use. Except as specifically provided for herein to the contrary, the conveyance of the Acquired Assets will be made "as is" and "where is."

     3.5  Real Property.  Schedule 2.1(a)(3) includes a true, correct and
          -------------
complete list of the Real Property. Except as set forth in Schedule 3.5, Seller generally warrants fee title to the Real Property. No notice of any violation of any applicable zoning or building law, ordinance or administrative regulation with regard to the Real Property has been received by Seller, and Seller has no knowledge of, nor has any reasonable grounds to know of, the threat of any such notice. All buildings and other improvements on the Real Property are in satisfactory condition for their current use. No condemnation proceeding has been instituted or, to the best of Seller's knowledge, is threatened with respect to any of the Real Property.

     3.6  Litigation and Pending Proceedings.  Except as set forth on Schedule
          ----------------------------------
3.6, there are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the best of Seller's knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against, by or affecting any of the Acquired Assets, or which would prevent the performance of this Agreement or the Other Agreements or any of the transactions contemplated hereby or thereby, or which declare the same unlawful or cause the rescission thereof.

     3.7  Intellectual Property.  Schedule 2.1(a)(4) sets forth a true and
          ---------------------
complete identification and summary description of all Intellectual Property that will be transferred to Purchaser as part of the Acquired Assets ("Seller's Intellectual Property"). Except as set forth on Schedule 3.7: (i) all of Seller's Intellectual Property is owned by Seller and is free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims; (ii) Seller is not a party to any licenses, consents, settlements or other agreements involving Seller's Intellectual Property; (iii) there are, and have been, no claims, actions or judicial or adversarial proceedings involving Seller's Intellectual Property, and no such actions or proceedings are, to Seller's knowledge, threatened or anticipated; (iv) Seller has the right and authority to use Seller's Intellectual Property in connection with the conduct of its business and such use has not and will not infringe upon, constitute a misappropriation of, or otherwise violate the rights of any other person in, any Intellectual Property; (v) Seller has taken all necessary and customary action to maintain and protect each item of Intellectual Property and, without limitation, has not disclosed any of Seller's Intellectual Property to any third party not subject to a binding confidentiality undertaking in favor of Seller; and (vi) Seller has no knowledge of any past or present occurrences of any probable infringement or misappropriation of, or violation of Seller's rights in, any of Seller's Intellectual Property. Seller's Intellectual Property constitutes all of the Intellectual Property in which Seller has registered and transferrable rights applicable or relating to the Tangible Assets.

     3.8  Insurance.  The Acquired Assets, whether owned or leased, are insured
          ---------
against the hazards and in the amounts stated in the policies of insurance listed on Schedule 3.8. All such insurance is in full force and effect. Seller has, since the inception of its operations, continually maintained in full force and effect adequate and statutorily required workers' compensation insurance, including coverage for black lung and occupational disease, and such insurance shall be maintained until the Closing.

     3.9  Completeness of Statements.  No statement, schedule, annex,
          --------------------------
certificate, information, representation or warranty of Seller contained in this Agreement or the Other Agreements, or furnished by or on behalf of Seller to Purchaser or any of Purchaser's agents pursuant hereto or thereto, or in connection with the transactions contemplated hereby or thereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make a statement contained herein or therein not misleading. All representations and warranties of Seller contained in this Agreement and in the Other Agreements are true and complete as of the date hereof, and will be true and complete as of the Closing Date.

     3.10 AS-IS.  EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT OR IN THE
          -----
OTHER AGREEMENTS, PURCHASER ACKNOWLEDGES THAT SELLER HAS MADE NO REPRESENTATION REGARDING THE VALUE OR CONDITION OF THE ACQUIRED ASSETS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE ACQUIRED ASSETS WILL BE HELD BY SELLER AT CLOSING "AS IS, WHERE IS," WITH NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO TITLE, OWNERSHIP, USE, POSSESSION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PROSPECTS, CONDITION, OPERATION, DESIGN, CAPACITY, TAX TREATMENT OR OTHERWISE, AND ALL SUCH REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY DISCLAIMED. NOTHING HEREIN SHALL BE CONSIDERED TO DIMINISH OR LIMIT THE EXPRESS REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THIS AGREEMENT.

     3.11 Environmental Matters.  As used in this Section 3.11, the term
          ---------------------
"Hazardous Material" shall mean any substance, chemical or waste (including, without limitation, asbestos, polychlorinated biphenyls and petroleum) that is designated or defined (either by inclusion in a list of materials or by reference to exhibited characteristics) as hazardous, toxic or dangerous, or as a pollutant or contaminant, in any United States federal, state or local law, code or ordinance, presently existing, and all rules and regulations promulgated thereunder, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S)(S) 9601, et seq., and the Kentucky
                                                       ------
Revised Statutes, Chapter 224. Except as set forth in Schedule 3.11, to the best of Seller's knowledge: (i) none of the Acquired Assets is the subject of any investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Material into the environment; (ii) Seller has not received, during the 3-year period preceding the date of this Agreement, any written communication from any governmental authority that alleges, with respect to the Acquired Assets, that Seller is not in compliance, in all respects, with all federal, state, local or foreign laws, ordinances, codes, rules and regulations relating to the environment ("Environmental Laws"); (iii) there are no toxic, hazardous or carcinogenic substances or wastes disposed of, stored or present on, in or under any of the Real Property in violation of, or which currently requires remediation under, any federal, state or local law or regulation; (iv) there are no material or reportable releases or threats of material or reportable releases of any toxic, hazardous or carcinogenic substances or wastes to the environment from or at any of the Real Property; (v) with regard to the Real Property, Seller is in compliance in all material respects with all Environmental Laws; and (vi) there are no pending or threatened material claims, assessments or litigation against Seller with respect to any alleged non-compliance with any Environmental Laws with regard to the Real Property. Seller has provided Purchaser with all information within its possession pertaining to the environmental history of the Acquired Assets.

     3.12 Consents.  All consents and approvals that Seller is required to
          --------
obtain and notices that Seller is required to give to transfer the Acquired Assets are listed on Schedule 3.12. Except for such consents and approvals, Seller has the complete and unrestricted power and the unqualified right to sell, convey, assign, transfer and deliver the Acquired Assets and the Other Agreements.

     3.13 Liabilities.  As of the Closing, except for liabilities arising under
          -----------
the Asset Leases or other contracts listed in Schedule 2.1(a)(2), the Acquired Assets will not be subject to any liability, commitment, indebtedness or obligation of any kind whatsoever, whether absolute, accrued, contingent, known or unknown, matured or unmatured, other than those which would not have a material adverse effect on the Acquired Assets.

     3.14 Contracts.
          ---------

          (a) Except as set forth on Schedule 3.14, all of the contracts listed on Schedule 2.1(a)(2) are in full force and effect, Seller has performed all obligations required to be performed by it to date under all such contracts, Seller is not in default under any such contract, and Seller does not know, nor does Seller have any reasonable grounds to know, that any other party is in default (or would be in default on the giving of notice or the lapse of time or both) under any such contract.

          (b)  True and complete copies of all contracts which are listed on
Schedule 2.1(a)(2) and all amendments or supplements thereto have been delivered to Purchaser or made available for Purchaser's inspection, and each such contract is valid and binding on the parties thereto in accordance with its respective terms.

     3.15 Taxes.  All federal, state, county, local, foreign and other taxes
          -----
that are due and payable by and on behalf of Seller with respect to the Acquired Assets or with respect to Seller's employment of the Transferred Employees, and all interest and penalties thereon, have been timely paid in full or timely and fully withheld and paid, as the case may be.

     3.16 Disclosure.  To the knowledge of Seller, no representation or warranty
          ----------
or any other statement by Seller contained in this Agreement or any of the Other Agreements or in any instrument, certificate or other document furnished or to be furnished by Seller to Purchaser or its representatives or advisers in connection herewith or pursuant hereto contains or will contain any untrue or inaccurate statement of a material fact, or omits to state a fact necessary to make the statements contained herein or therein not misleading.

     3.17 Compliance with Law.  With respect to the acquisition, manufacture,
          -------------------
construction, use, operation, and maintenance of the Acquired Assets, Seller has complied in all material respects with, and is not in default under (and has not been charged and, to the best of Seller's knowledge, Seller has not been threatened, nor is under any investigation, with respect to any charge concerning any violation of any provision of) any federal, state or local law, regulation, ordinance, rule or order (whether executive, judicial, legislative or administrative) or any order, writ, injunction or decree of any court, agency or instrumentality, other than those the outcome of which would not individually or in the aggregate have a material adverse effect on the Acquired Assets or Purchaser's ownership or use thereof after the Closing.

     3.18 Employees.
          ---------

          (a) No industrial awards or rulings, union agreements or employment or service contracts apply to any of the Transferred Employees.

          (b) Each of the Transferred Employees is employed exclusively by Seller.

          (c) Seller has not given any commitment (whether legally binding or not) to increase or supplement the wages, salaries, vacation, sick leave or other leave or any other remuneration, compensation or benefits of any Transferred Employee beyond the amounts and entitlements of such employees as of the date of this Agreement.

          (d) Each employee benefit plan that Seller maintains for the benefit of any of the Transferred Employees complies in form and in operation in all material respects with all applicable legal requirements and all contributions for all periods ending on or before the Closing Date for each such plan have been paid or will be paid by their due date.

                                   Article 4
                  Representations and Warranties of Purchaser
                  -------------------------------------------

     Purchaser represents and warrants to Seller as follows:

     4.1  Organization.  Purchaser is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the Commonwealth of Kentucky. Purchaser has full corporate power and authority to own and lease its properties as such properties are now owned and leased, and to conduct its businesses as and where such businesses are now conducted.

     4.2  Authority.  Purchaser has full right, power, authority and capacity to
          ---------
execute, deliver and consummate this Agreement and the Other Agreements, and to perform its obligations under this Agreement and the Other Agreements. This Agreement and the Other Agreements have been duly and validly executed and delivered by Purchaser and constitute valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms.

     4.3  Validity, Etc.
          --------------

          (a) The execution and delivery of this Agreement and the Other Agreements, the consummation of the transactions contemplated hereby and thereby, and the performance and fulfillment of their respective obligations and undertakings hereunder and thereunder by Purchaser will not violate any provision of, or result in the breach of or accelerate or permit the acceleration of any performance required by the terms of (i) the articles of incorporation or bylaws of Purchaser; (ii) any contract, agreement, arrangement or undertaking to which Purchaser is a party or by which it may be bound; (iii) any judgment, decree, writ, injunction, order or award of any arbitration panel, court or governmental authority applicable to Purchaser; or (iv) any applicable law, ordinance, rule or regulation of any governmental body.

          (b) The execution and delivery of, and the performance and consummation of the transactions contemplated by, this Agreement and the Other Agreements have been duly authorized by all requisite corporate action of Purchaser.

     4.4  Purchaser's Due Diligence.  Purchaser has conducted such due diligence
          -------------------------
investigations concerning the Acquired Assets as it has determined to be necessary or desirable. Purchaser acknowledges that Seller is not making any representations or warranties as to this transaction, except those contained in
Article 3 hereof and in the Other Agreements. In this regard, Purchaser acknowledges that Seller is not making any express or implied representations or warranties with respect to title or ownership of the Acquired Assets or the condition, quality, working order or state of repair of the Acquired Assets, except as specifically provided in Article 3 hereof. Seller disclaims any implied warranties of merchantability or fitness for any particular purpose. Purchaser has relied exclusively upon its own due diligence investigation of the Acquired Assets, including the advice of such experts or consultants as Purchaser has determined to be necessary or desirable in its sole discretion. Purchaser acknowledges that Seller's records and files concerning the Acquired Assets which have been made available for inspection by

Purchaser contain valuative and interpretative reports, studies and other material, and that Purchaser has not relied upon such reports, studies or other material in electing to purchase the Acquired Assets, but has undertaken such independent analysis and other due diligence inquires concerning the Acquired Assets as it has determined in its sole discretion to be necessary or desirable.

     4.5   Disclosure.  To the knowledge of Purchaser, no representation or
          ----------
warranty or any other statement by Purchasers contained in this Agreement or in the Other Agreements or in any instrument, certificate or other document furnished or to be furnished by Purchaser to Seller or its representatives in connection herewith or pursuant hereto contains or will contain any untrue or inaccurate statement of a material fact, or omits to state a fact necessary to make the statements contained herein or therein not misleading.

     4.6  No Knowledge of Breach.  Purchaser has no knowledge of any breach of
          ----------------------
any representation or warranty by Seller under this Agreement.

                                   Article 5
                              Covenants of Seller
                              -------------------

     Seller covenants and agrees with Purchaser that from the date hereof through the Closing:

     5.1  Investigations.  Seller shall continue to give Purchaser and the
          --------------
employees, accountants, attorneys and other authorized agents and representatives of Purchaser full access during all reasonable times to all properties, books and records of Seller regarding the Acquired Assets. In the event of the termination of this Agreement, Purchaser shall: (i) promptly return to Seller all documents, work papers and other materials obtained from Seller in connection with the transactions contemplated hereby (and not retain copies thereof); (ii) keep confidential all information obtained in any investigation except for information that is readily ascertainable from public or published information or trade sources; and (iii) promptly destroy all analyses, compilations, studies and other documents in the possession of, or prepared by, Purchaser (or any Affiliate thereof) relating to such confidential information.

     5.2  Notices and Consents.  Seller shall give all required notices to third
          --------------------
parties and shall use commercially reasonable efforts to obtain all required third-party consents; provided, however, that notwithstanding the foregoing, Seller shall not be required to pay any remuneration to third parties in exchange for such party's consent or execution of a waiver or to file any lawsuit or other action to obtain any such consent or waiver.

     5.3  Notification of Material Changes and Litigation.  Seller shall provide
          -----------------------------------------------
Purchaser with prompt written notice of any adverse or potentially adverse material change in any of the Acquired Assets or Assumed Liabilities.

     5.4  Cooperation.  Seller shall use its best efforts to satisfy all
          -----------
conditions to the Closing and effect the transactions contemplated by this Agreement.

     5.5  Discussions with Other Purchasers.  Neither Seller nor any of Seller's
          ---------------------------------
shareholders, directors, officers, agents or employees, shall solicit, authorize the solicitation of, or enter into any discussions with any third party to purchase, lease or otherwise acquire any of the Acquired Assets.

     5.6  Representations and Warranties.  Seller shall not cause or permit any
          ------------------------------
of its representations and warranties made in this Agreement, including, without limitation, the representations and warranties contained in Article 3 of this Agreement, to be untrue or incomplete on the Closing Date or at any time prior thereto.

     5.7  Publicity.  Except as required by applicable law, without the prior
          ---------
written consent of Purchaser, Seller shall not disclose or publish, or permit the disclosure or publication of, any information concerning the execution and delivery of this Agreement, or the transactions contemplated by this Agreement, to any third party.

     5.8  Antitrust Notification.  To the extent applicable, Seller shall, as
          ----------------------
promptly as practicable, but in no event later than two (2) Business Days following the execution and delivery of this Agreement, file with the FTC and the DOJ its portion of the notification and report form required for the transactions contemplated hereby and any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information will be in substantial compliance with the requirements of the HSR Act. Seller shall furnish to Purchaser such necessary information and reasonable assistance as Purchaser may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. Seller shall keep Purchaser apprised of the status of any communications with, and inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request. Seller shall use its best efforts to obtain any clearance required under the HSR Act for the purchase and sale of the Acquired Assets. Seller and Purchaser shall request an early termination of the waiting period under the HSR Act.

     5.9  Patent Registration.  Following the Closing, Seller shall provide such
          -------------------
assistance and execute such documents as Purchaser shall reasonably request to properly register in the name of Purchaser (with the Patent and Trademark Office) all of Seller's Intellectual Property that is currently registered in the name of Seller or any predecessor or Affiliate of Seller.

     5.10 Conduct of Business.
          -------------------

          (a) Seller shall, with respect to the Acquired Assets, conduct its business only in the ordinary course, and shall (i) consult with and keep Purchaser informed in relation to decisions about the Acquired Assets and consider any reasonable suggestions and advice of Purchaser, (ii) maintain and protect the Acquired Assets, and (iii) fully and timely comply with and observe all applicable requirements and orders of any governmental agency where non-compliance would or might impose a Charge or other liability or restriction on the Acquired Assets.

          (b)  Seller will not, without the prior written consent of Purchaser,
(i) dispose of any Acquired Asset other than in the ordinary course of business,
(ii) terminate or amend any of the contracts listed in Schedule 2.1(a)(2) other than in the ordinary course of business, or (iii) make any announcement or do any other thing that may discourage the Transferred Employees from accepting the offer of employment referred to in Section 2.7(a) hereof.

                                   Article 6
                            Covenants of Purchaser
                            ----------------------

     Purchaser covenants and agrees with Seller that from the date hereof through the Closing:

     6.1  Cooperation.  Purchaser shall use its best efforts to satisfy all
          -----------
conditions to the Closing and effect the transactions contemplated by this Agreement.

     6.2  Representations and Warranties.  Purchaser will not cause or permit
          ------------------------------
any of its representations and warranties made in this Agreement, including, without limitations, its representations and warranties contained in Article 4 of this Agreement, to be untrue or incomplete on the Closing Date or at any time prior thereto.

     6.3  Publicity.  Except as required by applicable law, without the prior
          ---------
written approval of Seller, Purchaser shall not disclose or publish, or permit the disclosure or publication of, any information concerning the execution and delivery of this Agreement, or the transactions contemplated by this Agreement, to any third party.

     6.4  Antitrust Notification.  To the extent applicable, Purchaser shall as
          ----------------------
promptly as practicable, but in no event later than two (2) Business Days following the execution and delivery of this Agreement, file with the FTC and the DOJ its portion of the notification and report form required for the transactions contemplated hereby and any supplemental information requested in connection therewith pursuant to the HSR Act. Any such notification and report form and supplemental information shall be in substantial compliance with the requirements of the HSR Act. Purchaser shall furnish to Seller such necessary information and reasonable assistance as Seller may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. Purchaser shall keep Seller apprised of the status of any communications with, and inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request. Purchaser shall use its best efforts to obtain any clearance required under the HSR Act for the purchase and sale of the Acquired Assets. Purchaser and Seller shall request an early termination of the writing period under the HSR Act.

     6.5  Holdco Guaranty.  Holdco shall guarantee the performance by Purchaser
          ---------------
of its obligations under this Agreement and the Other Agreements by executing the guaranty agreement attached hereto as Annex 6.5 (the "Guaranty Agreement") as of the Closing Date.

                                   Article 7
                    Conditions to Obligations of Purchaser
                    --------------------------------------

     The obligations of Purchaser to consummate the transactions contemplated herein shall be subject to the satisfaction of the following conditions at or before the Closing:

     7.1  Representations, Warranties and Covenants.  The representations and
          -----------------------------------------
warranties of Seller contained herein shall be true on the Closing Date, with the same effect as though made at such time, except to the extent of changes permitted by the terms of this Agreement. Seller shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. In addition, Seller shall have delivered to Purchaser a certificate dated the Closing Date and signed by Seller's President and Secretary to the effect that, except as disclosed in the certificate, they do not know, and have no reasonable grounds to know, of any failure or breach of any representation, warranty, covenant or obligation made or to be performed by Seller.

     7.2  No Material Adverse Change.  There shall not have occurred any
          --------------------------
material adverse change since the date of this Agreement in the Acquired Assets or Assumed Liabilities.

     7.3  Statutory Requirements.  All statutory requirements for the valid
          ----------------------
consummation by Purchaser of the transactions contemplated by this Agreement shall have been fulfilled, and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit the consummation by Purchaser of the transactions contemplated by this Agreement, and to permit the operation of the Acquired Assets, as presently carried on by Seller, to continue unimpaired in all material respects immediately following the Closing, shall have been obtained.

     7.4  Other Agreements.  Seller shall have executed all Other Agreements
          ----------------
required to be executed before the Closing Date in connection with the transactions contemplated in this Agreement.

     7.5  Deliveries.  At or before the Closing, Seller shall make all of its
          ----------
deliveries contemplated in this Agreement.

     7.6  Closing.  The Closing shall occur on or before January 2, 1998.  In
          -------
the event the Closing shall not occur before January 2, 1998, this Agreement shall be automatically extended indefinitely unless either Seller or Purchaser delivers to the other written notice terminating this Agreement. If this Agreement is terminated pursuant to this Section 7.6, Seller and Purchaser shall be released from all further obligations under this Agreement and the Other Agreements and shall have no obligation to further negotiate such agreements.

     7.7  Third-Party Consents and Approvals.  The Parties shall have obtained
          ----------------------------------
all third-party consents and approvals listed on Schedule 3.12.

     7.8  Transfer Documents. Seller shall have delivered to Purchaser at the
          ------------------
Closing any and all bills of sale, deeds or other instruments necessary or otherwise reasonably requested by Purchaser to duly and properly transfer and convey title to each of the Acquired Assets as contemplated by this Agreement.

     7.9  No Injunction.  No injunction or order of any court or administrative
          -------------
agency or instrumentality shall be in effect, and no statute, rule or regulation of any governmental authority of competent jurisdiction shall have been promulgated or enacted, as of the Closing which restrains or prohibits the purchase and sale of the Acquired Assets.

     7.10 No Pending Action.  No action, suit or other proceeding by any Person
          -----------------
to restrain or prohibit the purchase and sale of the Acquired Assets shall be pending which in the written opinion of Purchaser's counsel is reasonably likely to succeed.

     7.11 Financing.  Holdco shall have obtained all waivers, consents and
          ---------
approvals necessary (as determined by Holdco in its sole and absolute discretion) to allow Holdco to use proceeds from the Line of Credit and the Senior Notes, in such combination as Holdco shall determine to be appropriate in its sole and absolute discretion, to contribute to Purchaser funds equal to the Purchase Price.

                                   Article 8
                      Conditions to Obligations of Seller
                      -----------------------------------

     The obligations of Seller to consummate the transactions contemplated herein shall be subject to the satisfaction of the following conditions at or before the Closing:

     8.1  Representations, Warranties and Covenants.  The representations and
          -----------------------------------------
warranties of Purchaser contained herein shall be true on the Closing Date, with the same effect as though made at such time, except to the extent of changes permitted by the terms of this Agreement. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. In addition, Purchaser shall have delivered to Seller a certificate, dated the Closing Date and signed by the President and Secretary of Purchaser, to the effect that, except as disclosed in the certificate, they do not know, and have no reasonable grounds to know, of any failure or breach of any representation, warranty, covenant or obligation made or to be performed by Purchaser.

     8.2  Statutory Requirements.  All statutory requirements for the valid
          ----------------------
consummation by Seller of the transactions contemplated by this Agreement shall have been fulfilled, and all authorizations, consents and approvals of all federal, state, local and foreign governmental agencies and authorities required to be obtained in order to permit the consummation by Seller of the transactions contemplated by this Agreement shall have been obtained.

     8.3  Deliveries.  At or before the Closing, Purchaser shall make all of its
          ----------
deliveries contemplated in this Agreement.

     8.4  Closing.  The Closing shall occur on or before January 2, 1998.  In
          -------
the event the Closing shall not occur before January 2, 1998, this Agreement shall be automatically extended indefinitely unless either Seller or Purchaser delivers to the other written notice terminating this Agreement. If this Agreement is terminated pursuant to this Section 8.4, Seller and Purchaser shall be released from all further obligations under this Agreement and the Other Agreements and shall have no obligation to further negotiate such agreements.

     8.5  Other Agreements.  Purchaser shall have executed all Other Agreements
          ----------------
required to be executed before the Closing Date in connection with the transactions contemplated in this Agreement.

     8.6  No Injunction.  No injunction or order of any court or administrative
          -------------
agency or instrumentality shall be in effect, and no statute, rule or regulation of any governmental authority of competent jurisdiction shall have been promulgated or enacted, as of the Closing, which restrains or prohibits the purchase and sale of the Acquired Assets.

     8.7  No Pending Action.  No action, suit or other proceeding by any person
          -----------------
to restrain or prohibit the purchase and sale of the Acquired Assets shall be pending which in the written opinion of Seller's counsel is reasonably likely to succeed.

                                   Article 9
                                  The Closing
                                  -----------

     9.1  Date and Place.  The Closing shall be held on the Closing Date at
          --------------
10:00 a.m. (EDT) in the offices of Brown, Todd & Heyburn PLLC, 2700 Lexington Financial Center, Lexington, Kentucky, or at such other place or time on the Closing Date as the Parties may mutually agree.

     9.2  Deliveries.  At or before the Closing, the Parties shall make all of
          ----------
the deliveries contemplated in this Agreement.

                                  Article 10
          Survival of Representations and Warranties--Indemnification
          -----------------------------------------------------------

     10.1 Survival.  Each of the Parties' representations, warranties, covenants
          --------
and agreements set forth in this Agreement shall survive the Closing for a period of two (2) years, provided that the representations and warranties of Seller contained in Section 3.15 (Taxes) shall continue in full force and effect until the expiration of all applicable statutes of limitations.

     10.2 Indemnity by Seller.  Seller shall indemnify and hold Purchaser
          -------------------
harmless from and against, and shall pay to Purchaser the full amount of, any actual loss, damage, liability or expense (including reasonable attorneys' fees, but excluding any special, exemplary, punitive or consequential damages, or any damages other than, or in addition to, actual damages) (hereafter referred to as a "Loss") resulting to Purchaser, either directly or indirectly, from: (a) any material inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by Seller contained in this Agreement or in any of the Other Agreements; (b) any liability or obligation of Seller which is not an Assumed Liability, including any such liability or obligation that becomes a liability of Purchaser under any common law doctrine of successor liability or otherwise by operation of law; and (c) any liability for any fee or commission owed to a broker or finder pursuant to an agreement signed by Seller with respect to the transactions contemplated by this Agreement.

     10.3 Indemnity by Purchaser.  Purchaser shall indemnify and hold Seller
          ----------------------
harmless from and against, and shall pay to Seller the full amount of, any Loss resulting to Seller, either directly or indirectly, from: (a) any material inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by Purchaser in this Agreement or in any of the Other Agreements; (b) the Assumed Liabilities; and (c) any liability for any fee or commission owed to a broker or finder pursuant to an agreement signed by Purchaser with respect to the transactions contemplated by this Agreement.

     10.4 Limitations.  Seller's liability under Sections 10.2(a) and (b) and
          -----------
Purchaser's liability under Sections 10.3(a) and (b) shall be limited to the following Losses incurred by an indemnified Party: (i) any Loss arising from a single event which exceeds Three Hundred Thousand Dollars ($300,000.00) (the "Single Event Basket"); and (ii) Losses which, when aggregated with other Losses under this Agreement, exceed One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Aggregate Basket"). Upon an indemnified Party's successful assertion of a Loss or Losses against the indemnifying Party for an amount exceeding the Single Event Basket or the Aggregate Basket, as the case may be, the indemnified Party shall be entitled to recover only the amount exceeding the Single Event Basket or the Aggregate Basket, as the case may be; provided, however, that neither Seller's nor Purchaser's aggregate liability for Losses shall exceed Seven Million Five Hundred Thousand Dollars ($7,500,000.00).

                                  Article 11
                                  Arbitration
                                  -----------

     11.1 Dispute Resolution.  All controversies, disputes or claims arising
          ------------------
among the Parties (or any Person making a claim under or through, whether derivatively or otherwise, any Party) in connection with, or with respect to, any provision of this Agreement or any of the Other Agreements, which has not been resolved within thirty (30) calendar days after Seller or Purchaser has notified the other in writing of such controversy, dispute or claim, shall be submitted for arbitration in accordance with the rules of the American Arbitration Association or any successor thereof. Arbitration shall take place at an appointed time and place in Lexington, Kentucky.

     11.2 Selection of Arbitrators.   Purchaser shall select one (1) arbitrator
          ------------------------
and Seller shall select one (1) arbitrator, and the two (2) so designated shall select a third arbitrator. No Person shall be allowed to serve as arbitrator if such Person is counsel for a party to the arbitration. If Purchaser or Seller shall fail to designate an arbitrator within seven (7) calendar days after arbitration is requested, or if the two (2) arbitrators shall fail to select a third arbitrator within fourteen (14) calendar days after arbitration is requested, then such arbitrator shall be selected by the American Arbitration Association or any successor thereto upon application of either Party. Judgment upon any award of the majority of arbitrators shall be binding and shall be entered in a court of competent jurisdiction. Subject to the provisions of this Agreement, including but not limited to Section 12.15, the award of the arbitrators may grant any relief that a court of general jurisdiction has authority to grant, including, without limitation, an award of damages and/or injunctive relief, and shall assess, in addition, the cost of the arbitration, including the reasonable fees of the arbitrators, reasonable attorneys' fees and costs of all prevailing Parties, against all non-prevailing parties to the arbitration.

     11.3 Temporary Injunctive Relief.  Nothing herein contained shall bar the
          ---------------------------
right of any of the Parties to seek and obtain temporary injunctive relief from a court of competent jurisdiction in accordance with applicable law against threatened conduct that will cause loss or damage, pending completion of the arbitration, and the prevailing Party therein shall be entitled to an award of its reasonable attorneys' fees and costs.

     11.4 Arbitration Rules.  All disputes and claims shall be determined by
          -----------------
arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") in effect on the date hereof, except that such Rules shall be modified by this Agreement.

     11.5 Arbitration Proceedings.  All arbitral proceedings arising under, or
          -----------------------
in connection with, this Agreement shall be governed by the Federal Rules of Civil Procedure. Notwithstanding the previous sentence, the arbitrators' award shall be made no later than ninety (90) days after their appointment. Subject to the Parties' right to be treated fairly, the arbitrators may shorten the periods of time otherwise applicable to the arbitral proceedings under the Rules or the Federal Rules of Civil Procedure to permit the award to be made within the time limitation set forth in the previous sentence.

                                  Article 12
                                 Miscellaneous
                                 -------------

     12.1 Notices.  All notices under this Agreement ("Notices") shall be given
          -------
to the Parties at the following addresses (i) by personal delivery; (ii) by facsimile transmission; (iii) by registered or certified mail, postage prepaid, return receipt requested; or (iv) by nationally recognized overnight or other express courier services:

          (a)  If to Seller:

               Addington Enterprises, Inc.
               1500 North Big Run Road
               Ashland, Kentucky  41102
               Attn:  Larry Addington
               Telephone No.: (606) 928-3433
               Telecopy No.:  (606) 928-0450

          (b)  If to Purchaser:

               Mining Technologies, Inc.
               1500 North Big Run Road
               Ashland, Kentucky 41102
               Attn: Don Brown
               Telephone No.: (606) 928-3433
               Telecopy No.:  (606) 928-0450

          (c)  If to Holdco:

               AEI Holding Company, Inc.
               1500 North Big Run Road
               Ashland, Kentucky 41102
               Attn: Don Brown
               Telephone No.: (606) 928-3433
               Telecopy No.:  (606) 928-0450

All Notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery if delivered during normal business hours of the recipient, and if not delivered during such normal business hours, on the next Business Day following delivery; (ii) if by facsimile transmission, on the next Business Day following dispatch of such facsimile; (iii) if by courier service, on the third (3rd) Business Day after dispatch thereof; and (iv) if by mail, on the fifth (5th) Business Day after dispatch thereof. Any Party may change its address by Notice to the other Parties.

     12.2 Waivers.  No waiver or failure to insist upon strict compliance with
          -------
any obligation, covenant, agreement or condition of this Agreement shall operate as a waiver of, or an estoppel with respect to, any subsequent or other failure.

     12.3 Expenses.  Each Party shall assume its respective expenses incurred in
          --------
connection with the transactions contemplated by this Agreement.

     12.4 Headings.  The headings in this Agreement have been included solely
          --------
for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

     12.5 Annexes and Schedules.  The Annexes and Schedules to this Agreement
          ---------------------
are incorporated herein by reference and expressly made a part hereof.

     12.6 Entire Agreement.  All prior negotiations and agreements by and among
          ----------------
the Parties hereto with respect to the subject matter hereof are superseded by this Agreement, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth herein or on an Annex or Schedule delivered in connection herewith or in the Other Agreements. No extension, change, modification, addition or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

     12.7  Representations and Warranties, Etc.  The representations and
           -----------------------------------
warranties of each Party contained herein shall not be deemed to be waived or otherwise affected by any investigation made by any other Party hereto. As used in this Agreement, the term "Seller's knowledge," and all other references to matters which are known by or to Seller, shall refer to matters which are known, or which with the exercise of reasonable care should have been known, by Seller after consultation with Seller's current corporate officers, directors, plant managers, shift supervisors and foremen, and after their due investigation of corporate records (except that if Seller is required to make "due inquiry" with respect to any matter, it shall make such additional inquiry as a reasonable person would make under the circumstances).

     12.8  Governing Law. This Agreement shall be governed by, and construed and
           -------------
interpreted in accordance with, the laws of the Commonwealth of Kentucky. Subject to Article 11, each Party agrees that any action brought in connection with this Agreement against another shall be filed and heard in Fayette County, Kentucky, and each Party hereby submits to the jurisdiction of the Circuit Court of Fayette County, Kentucky, and the U.S. District Court for the Eastern District of Kentucky, Lexington Division.

     12.9  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     12.10 Severability.  If any provision of this Agreement or its application
           ------------
will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

     12.11 Benefit and Binding Effect. This Agreement shall be binding upon, and
           --------------------------
shall inure to the benefit of Purchaser and Seller and each of their respective successors and assigns; provided, however, that no Party to this Agreement shall assign its rights or obligations hereunder without the express written consent of the other Parties, which consent shall not be unreasonably withheld.

     12.12 Risk of Loss.  The risk of any loss or damage to any of the Acquired
           ------------
Assets by fire or any other casualty or cause shall be borne by Seller at all times through the Closing, and by Purchaser thereafter.

     12.13 Further Assurances.  From time to time at another Party's request and
           ------------------
without further consideration, a Party shall execute and deliver such further instruments of conveyance, assignment and transfer, and take such other actions as the requesting Party may reasonably request, in order to more effectively convey and transfer any of the Acquired Assets. In addition, any monies collected by a Party which are due and payable to another Party will be promptly remitted to such Party upon receipt thereof.

     12.14 Specific Performance.  Subject to Article 11 and Section 12.15,
           --------------------
Purchaser and Seller shall be entitled to specific performance, injunctive relief and other equitable relief for breaches of the other Party's covenants and agreements, and such relief may be awarded by the arbitrators pursuant to
Article 11. Therefore, it is agreed that Seller and Purchaser will not, in any action to enforce this Agreement, assert that there is an adequate remedy at law for the default on which such action or proceeding is based.

     12.15 No Consequential Damages.  Except as prohibited by law, each Party
           ------------------------
waives any right it may have to claim or recover any special, exemplary, punitive or consequential damages, or any damages other than, or in addition to, actual damages.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date set forth in the preamble hereto.


                              MINING TECHNOLOGIES, INC., a Kentucky
                              corporation

                              By:    /s/ Donald P. Brown
                              Name:  Donald P. Brown
                              Title: President


                              AEI HOLDING COMPANY, INC., a Delaware
                              corporation

                              By:    /s/ Donald P. Brown
                              Name:  Donald P. Brown
                              Title: President


                              ADDINGTON ENTERPRISES, INC., a Kentucky
                              corporation

                              By:    /s/ Vic Grubb
                              Name:  Vic Grubb
                              Title: CFO

                         LIST OF ANNEXES AND SCHEDULES



Annexes
-------

     1.1(f)      Form of Assignment of Contracts
     1.1(h)      Form of Bill of Sale
     1.1(m)      Form of Deed
     1.1(y)      Form of Non-Compete Agreement
     6.5         Form of Guaranty Agreement

Schedules
---------

     2.1(a)(1)   Assets to be Purchased by Purchaser
     2.1(a)(2)   Contracts to be Assigned to Purchaser
     2.1(a)(3)   Real Property to be Purchased by Purchaser
     2.1(a)(4)   Intellectual Property to be Purchased by Purchaser
     3.4         Asset Leases
     3.5         Real Property
     3.6         Litigation and Pending Proceedings
     3.7         Seller's Intellectual Property
     3.8         Insurance
     3.11        Environmental Matters
     3.12        Consents
     3.14        Contract Non-Compliance

================================================================================



                           ASSET PURCHASE AGREEMENT

                         dated as of December 18, 1997

                                    between

                          ADDINGTON ENTERPRISES, INC.

and

MINING TECHNOLOGIES, INC.


================================================================================

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Article 1 - Definitions................................................  1

         1.1      Definitions..........................................  1
         1.2      Additional Terms.....................................  4
         1.3      Rules of Interpretation..............................  4

Article 2 - Purchase and Sale..........................................  5

         2.1      Purchase of the Assets...............................  5
                  (a)      Acquired Assets.............................  5
                  (b)      Excluded Assets.............................  5
         2.2      Purchase Price.......................................  5
         2.3      Allocation of Purchase Price.........................  5
         2.4      Assumption of Liabilities............................  5
         2.5      Adjustments..........................................  6
         2.6      Transfer and Sales Taxes.............................  6
         2.7      Employees of Seller..................................  6

Article 3 - Representations and Warranties of Seller...................  7

         3.1      Organization.........................................  7
         3.2      Authority............................................  7
         3.3      Validity, Etc........................................  7
         3.4      Tangible Assets......................................  7
         3.5      Real Property........................................  8
         3.6      Litigation and Pending Proceedings...................  8
         3.7      Intellectual Property................................  8
         3.8      Insurance............................................  9
         3.9      Completeness of Statements...........................  9
         3.10     AS-IS................................................  9
         3.11     Environmental Matters................................  9
         3.12     Consents............................................. 10
         3.13     Liabilities.......................................... 10
         3.14     Contracts............................................ 10
         3.15     Taxes................................................ 10
         3.16     Disclosure........................................... 11
         3.17     Compliance with Law.................................. 11
         3.18     Employees............................................ 11

                                                                           Page
                                                                           ----
Article 4 - Representations and Warranties of Purchaser....................  11

         4.1      Organization.............................................  11
         4.2      Authority................................................  11
         4.3      Validity, Etc............................................  12
         4.4      Purchaser's Due Diligence................................  12
         4.5      Disclosure...............................................  12
         4.6      No Knowledge of Breach...................................  13

Article 5 - Covenants of Seller............................................  13

         5.1      Investigations...........................................  13
         5.2      Notices and Consents.....................................  13
         5.3      Notification of Material Changes and Litigation..........  13
         5.4      Cooperation..............................................  13
         5.5      Discussions with Other Purchasers........................  13
         5.6      Representations and Warranties...........................  13
         5.7      Publicity................................................  13
         5.8      Antitrust Notification...................................  14
         5.9      Patent Registration......................................  14
         5.10     Conduct of Business......................................  14

Article 6 - Covenants of Purchaser.........................................  14

         6.1      Cooperation..............................................  14
         6.2      Representations and Warranties...........................  14
         6.3      Publicity................................................  15
         6.4      Antitrust Notification...................................  15
         6.5      Holdco Guaranty..........................................  15

Article 7 - Conditions to Obligations of Purchaser.........................  15

         7.1      Representations, Warranties and Covenants................  15
         7.2      No Material Adverse Change...............................  15
         7.3      Statutory Requirements...................................  16
         7.4      Other Agreements.........................................  16
         7.5      Deliveries...............................................  16
         7.6      Closing..................................................  16
         7.7      Third-Party Consents and Approvals.......................  16
         7.8      Transfer Documents.......................................  16
         7.9      No Injunction............................................  16

                                                                           Page
                                                                           ----
         7.10     No Pending Action.......................................  16
         7.11     Financing...............................................  16

Article 8 - Conditions to Obligations of Seller...........................  17

         8.1      Representations, Warranties and Covenants...............  17
         8.2      Statutory Requirements..................................  17
         8.3      Deliveries..............................................  17
         8.4      Closing.................................................  17
         8.5      Other Agreements........................................  17
         8.6      No Injunction...........................................  17
         8.7      No Pending Action.......................................  17

Article 9 - The Closing...................................................  18

         9.1      Date and Place..........................................  18
         9.2      Deliveries..............................................  18

Article 10 - Survival of Representations and Warranties--Indemnification..  18

         10.1     Survival................................................  18
         10.2     Indemnity by Seller.....................................  18
         10.3     Indemnity by Purchaser..................................  18
         10.4     Limitations.............................................  18

Article 11 - Arbitration..................................................  19

         11.1     Dispute Resolution......................................  19
         11.2     Selection of Arbitrators................................  19
         11.3     Temporary Injunctive Relief.............................  19
         11.4     Arbitration Rules.......................................  19
         11.5     Arbitration Proceedings.................................  19

Article 12 - Miscellaneous................................................  20

         12.1     Notices.................................................  20
         12.2     Waivers.................................................  21
         12.3     Expenses................................................  21
         12.4     Headings................................................  21
         12.5     Annexes and Schedules...................................  21
         12.6     Entire Agreement........................................  21
         12.7     Representations and Warranties, Etc.....................  21

                                                                            Page
                                                                            ----
         12.8   Governing Law.............................................   21
         12.9   Counterparts..............................................   21
         12.10  Severability..............................................   22
         12.11  Benefit and Binding Effect................................   22
         12.12  Risk of Loss..............................................   22
         12.13  Further Assurances........................................   22
         12.14  Specific Performance......................................   22
         12.15  No Consequential Damages..................................   22